Exhibit 10.17(b)

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment (this “Amendment”), is entered into as of March 12, 2020, by and between Brooklyn Immunotherapeutics LLC, a Delaware limited liability company (the “Company”), and Lynn Mason (the “Employee”), and amends that certain employment letter agreement, dated as of October 30, 2018, by and between the Company and the Employee (as amended, the “Existing Employment Agreement”).

AGREEMENT:

WHEREAS, the Company and the Employee arc parties to the Existing Employment Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Employee and the Company hereby agree that the Existing Employment Agreement shall be amended as follows, effective as of the date of this Amendment:

A. Amendment.

1. The definition of “Severance Payments” set forth in Section 5(a)(iii) of the Existing Employment Agreement is hereby amended by replacing the words “three (3) months” with the words “nine (9) months”.

B. Effectiveness. This Amendment shall be effective as of the date set forth above.

C. Amendments and Modifications. This Amendment may not be amended or otherwise modified except by an agreement in writing signed by each of the Company and the Employee.

D. No Other Amendments. The Company and the Employee hereby agree that, except to the extent specifically amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. Nothing contained herein shall constitute a waiver of any provision of the Agreement.

E. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts (including by way of facsimile or other electronic transmission), each of which, when so executed and delivered, shall be deemed to constitute an original, but all of which, when taken as a whole, shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

COMPANY:

BROOKLYN IMMUNOTHERAPEUTICS LLC

By:	/s/ George P. Denny
Name:	George P. Denny
Title:	Manager

EMPLOYEE:

/s/ Lynn Mason
Lynn Mason